--------------------------------------------------------------------------------
CLOSED END
--------------------------------------------------------------------------------

ACM Municipal
Securities Income
Fund

Annual Report
October 31, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o  Are Not FDIC Insured
                            o  May Lose Value
                            o  Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 30, 2001

Dear Shareholder:

This shareholder report reviews municipal market activity and investment results for ACM Municipal Securities Income Fund's ("the Fund") annual reporting period ended October 31, 2001.

Investment Objective and Policies

ACM Municipal Securities Income Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities.

INVESTMENT RESULTS*
Periods Ended October 31, 2001

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------

ACM Municipal Securities Income Fund (NAV)                   6.34%       11.59%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                         5.80%       10.45%
--------------------------------------------------------------------------------

The Fund's Market Price Per Share on October 31, 2001 was $12.70.

* The Fund's investment results are total returns for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment grade tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

      Additional investment results appear on pages 5-7.

Investment Results

The Fund's returns at net asset value (NAV) for the six- and 12-month periods ended October 31, 2001 are compared to the Fund's benchmark, the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

The Fund outperformed the Lehman Brothers Municipal Bond Index for both the six- and 12-month periods ended October 31, 2001. Market conditions for the periods were very favorable for municipal bond investing. Wider credit spreads in the fourth quarter of 2000 presented an opportunity to invest in medium and lower quality bonds. As the year progressed, strong demand for these securities reduced the spread in yield between these bonds and higher quality bonds. This effect contributed to the Fund's strong performance.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market Overview

During the past year, individual investors tended to reallocate assets from equities and high yield corporate bonds into municipals. They were attracted by the significant tax benefit offered by municipals in addition to perceived credit stability. Coincident with these new money flows into the market, an estimated $255 billion of proceeds from maturing bond issues and scheduled coupon payments flowed to municipal bond investors. Investors typically reinvest a large percentage of their principal and interest payments into the municipal bond market, further strengthening demand.

Although the available supply of newly issued municipal bonds (typically the major source of bonds available for purchase) increased compared to last year, state-by-state comparisons were uneven. For example, new issuance from New Jersey borrowers was down 24% year-over-year, leading to a shortage of bonds in that particular market. Similarly, the postponement, for a variety of reasons, of several large new issues expected to come to market, including $12 billion of expected supply in California alone, further exacerbated technical imbalances in the municipal bond market.

The imbalance of supply and demand in the municipal bond market will be somewhat alleviated over the next several quarters as city and state governments see declines in tax receipts caused by the overall slowdown in the economy. In 1999 and 2000, strong personal income growth, fueled by individuals exercising stock options granted by their employers, contributed to budget surpluses in many locations. More recently, however, sales tax revenues have declined from prior levels, while property taxes have reached a plateau. This should lead to an increase in borrowing needs for state and local governments in 2002 and beyond. The extent to which this increased supply will correct current market imbalances is unknown, but record-setting levels of new issuance will be required if current demand is to be fully satisfied.

Investment Strategy

The Alliance Capital portfolio management team follows a bottom-up, value-oriented approach to managing your money. We select securities for the portfolios that offer good value relative to our assessment of the issuer's credit quality, and look for structural features such as call protection that enhance a security's price appreciation potential. During the Fund's fiscal 2001, we identified lower-rated bonds as offering good value, as their yield advantage over higher-rated paper more than offset the incremental credit risk they present. We also anticipated that, because tax receipts typically lag the economic cycle, a downturn in the U.S. economy would not immediately impact municipal bond credit quality. In anticipation


--------------------------------------------------------------------------------
2 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

of these changes, we positioned the Fund to be fully invested in long-term bonds with an overweight position in lower-rated securities. Mirroring this strategy for new bond purchases were our selection criteria for identifying existing investments to be sold, which for 2001 focused on high quality bonds with poor call protection. Anticipating that a lower rate environment would allow municipalities to refinance their call able bonds, we attempted to sell any position that was likely to be called in the near-term, or that had fully appreciated due to credit improvement.

Another important feature of our portfolio strategy is seeking to minimize any potential tax payments generated by realizing capital gains. Because of our value-oriented approach, we will often need to offset capital gains from our fully appreciated positions with losses from underperforming securities. We utilize a technique known as tax swapping to offset gains with losses, while replacing the bonds sold at a loss with higher yielding or more call-protected securities. By using this technique, we are better able to achieve the Fund's objective of providing high current income exempt from regular federal income tax.

Outlook

The outlook for the municipal bond market remains favorable, with declining credit quality offset by continuing strong investor demand for tax-exempt income. Issuance levels from specific states will cause some price volatility, but we look forward to any potential supply/demand imbalances as opportunities to buy or sell bonds, as appropriate. The pending recovery of the U.S. economy will also influence returns in 2002, but the continuing technical imbalance in the municipal bond market will likely boost municipal returns compared to taxable alternatives. Overall, we anticipate for 2002 that municipal bonds will deliver strong relative and absolute results, but will require careful monitoring on a state-by-state basis in order to take full advantage of the current market environment.

Portfolio Management Team

Since the Fund's inception in 1993, its portfolio management team, under the leadership of Susan Keenan, has delivered consistently superior investment performance over the long-term, and, most recently, during the past 12-month period. Ms. Keenan will be retiring from the Fund at the end of January 2002. Leadership of the Fund's investment team will pass to David Dowden and Terrance Hults, each of whom has worked with Ms. Keenan for several years. They will continue to manage the Fund in accordance with its investment objectives.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED}          John D. Carifa

[PHOTO OMITTED}          Susan P. Keenan

Portfolio Manager, Susan P. Keenan, has over 20 years of investment experience.

We look forward to the opportunity to serve our shareholders over the next year.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Susan P. Keenan

Susan P. Keenan
Senior Vice President


--------------------------------------------------------------------------------
4 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
4/30/93* TO 10/31/01

Lehman Brothers Municipal Bond Index:           $16,962
ACM Municipal Securities Income Fund (NAV):     $15,700


[The following was depicted as a mountain chart in the printed material.]

                       ACM Municipal Securities             Lehman Brothers
                             Income Fund                    Muni Bond Index
-------------------------------------------------------------------------------
     4/30/1993                  10000                            10000
    10/31/1993                  10639                            10590
    10/31/1994                   9106                            10129
    10/31/1995                  10719                            11632
    10/31/1996                  11656                            12295
    10/31/1997                  13199                            13339
    10/31/1998                  14109                            14408
    10/31/1999                  13015                            14153
    10/31/2000                  14153                            15358
    10/31/2001                  15700                            16962


This chart illustrates the total value of an assumed $10,000 investment in ACM Municipal Securities Income Fund at net asset value (NAV) (from 4/30/93 to 10/31/01) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

When comparing ACM Municipal Securities Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Municipal Securities Income Fund.

*     Closest month-end after Fund's inception date of 4/29/93.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MUNICIPAL SECURITIES INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

    ACM Municipal Securities Income Fund (NAV) - Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                                ACM Municipal Securities       Lehman Brothers
                                    Income Fund (NAV)       Municipal Bond Index
--------------------------------------------------------------------------------
10/31/93*                                  6.39%                    5.90%
10/31/94                                 -14.41%                   -4.36%
10/31/95                                  17.72%                   14.84%
10/31/96                                   8.74%                    5.70%
10/31/97                                  13.24%                    8.49%
10/31/98                                   6.89%                    8.02%
10/31/99                                  -7.76%                   -1.77%
10/31/00                                   8.74%                    8.51%
10/31/01                                  11.59%                   10.45%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including ACM Municipal Securities Income Fund.

* The Fund's return for the period ended 10/31/93 is from the Fund's inception date of 4/29/93 through 10/31/93. The benchmark's return for the period ended 10/31/93 is from 4/30/93 through 10/31/93.


--------------------------------------------------------------------------------
6 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2001

INCEPTION DATE          PORTFOLIO STATISTICS

4/29/93                 Net Assets ($mil): $222.2

BOND QUALITY RATING

11.1% AAA
12.2% AA
45.6% A                               [PIE CHART OMITTED]
24.3% BBB
 6.8% BB

HOLDINGS BY STATE

11.6% New York
10.2% Florida
 9.4% District of Columbia
 8.1% Ohio
 7.6% Texas
 6.2% Pennsylvania
 5.8% Massachusetts
 5.1% Minnesota
 5.0% Tennessee
 5.0% Michigan
 5.0% Mississippi                     [PIE CHART OMITTED]
 4.3% Washington
 3.4% West Virginia
 3.4% Indiana
 2.3% Rhode Island
 2.2% Iowa
 1.6% Illinois
 1.4% Connecticut
 1.1% Maine
 0.8% Arizona
 0.4% Colorado
 0.1% Louisiana

All data as of October 31, 2001. The Fund's quality rating and state holdings are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2001

                                            Standard      Principal
                                            & Poor's         Amount
                                           Rating(a)          (000)              Value
--------------------------------------------------------------------------------------
Long Term Municipal Bonds-100.1%
Arizona-0.8%
Mohave County Indl Dev Rev
  (Citizens Utilities Co)
  AMT Ser 93B
  5.80%, 11/15/28 ......................         BBB        $ 2,000        $ 1,809,400
                                                                           -----------

Colorado-0.4%
E-470 Pub Hwy Auth
  Colorado Rev Ser 00B
  Zero coupon, 9/01/35 .................        BBB-         10,000            841,000
                                                                           -----------

Connecticut-1.4%
Connecticut Ser 01
  Public Improvement (Mohegan Tribe)
  6.25%, 1/01/31(b) ....................        BBB-          3,000          3,013,350
                                                                           -----------

District of Columbia-9.4%
District of Columbia
  Tobacco Settlement Corp Ser 01
  6.75%, 5/15/40 .......................           A         19,100         21,016,494
                                                                           -----------

Florida-10.2%
Collier County Rev Hlth Fac
  (The Moorings Proj) Ser 94
  7.00%, 12/01/19 ......................          A-          2,000          2,102,980
Lee County Comnty Fac Dist
  (Herons Glen) Ser 99
  6.00%, 5/01/29 .......................          NR          7,850          7,735,625
Lee County Indl Dev Auth
  (Shell Point Village Proj)
  Health Care Facs Rev Ser 99A
  5.50%, 11/15/29 ......................        BBB-         10,170          9,179,239
Orlando FL Utilities
  Water & Elec Rev Ser 93
  8.69%, 10/06/17(c) ...................         AA-          3,315          3,600,521
                                                                           -----------
                                                                            22,618,365
                                                                           -----------
Illinois-1.6%
Chicago O'Hare Arpt Spl Fac
  Rev (American Airlines) Ser 94
  8.20%, 12/01/24 ......................          BB          3,500          3,534,160
                                                                           -----------


--------------------------------------------------------------------------------
8 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                            Standard      Principal
                                            & Poor's         Amount
                                           Rating(a)          (000)              Value
--------------------------------------------------------------------------------------
Indiana-3.4%
Warrick Cnty Ind Rev
  Southern Ind Gas & Electric
  AMT Ser 93B
  6.00%, 5/01/23 .......................          A-        $ 7,290        $ 7,501,920
                                                                           -----------

Iowa-2.2%
Iowa Tobacco Settlement Auth
  Rev Ser 01B
  5.60%, 6/01/35 .......................           A          5,000          4,867,050
                                                                           -----------

Louisiana-0.1%
Calcasieu Parish
  SFMR (Mortgage Rev)
  AMT GNMA/FNMA Ser 97A
  6.40%, 4/01/32(d) ....................         Aaa            295            310,954
                                                                           -----------

Maine-1.1%
Jay ME Environ Improv Rev
  (International Paper Co)
  AMT Ser 99A
  6.25%, 9/01/23 .......................         BBB          2,300          2,381,673
                                                                           -----------

Massachusetts-5.8%
Mass Dev Fin Agy
  College & Univ Rev
  (Regis College) Ser 98
  5.50%, 10/01/28 ......................        BBB-          5,865          5,164,074
Mass Health & Ed Fac
  Auth Hosp Rev
  (New England Med Ctr)
  MBIA Ser 94
  7.58%, 7/01/18(c) ....................         AAA          5,000          5,122,750
Mass Hsg Fin Agy
  Residential Dev Rev
  FNMA Ser 92A
  6.90%, 11/15/24 ......................         AAA          2,500          2,585,200
                                                                           -----------
                                                                            12,872,024
                                                                           -----------
Michigan-5.0%
Saginaw Mich Hosp Fin Auth
  (Covenant Med Ctr) Ser 00F
  6.50%, 7/01/30 .......................           A         10,400         11,113,856
                                                                           -----------


--------------------------------------------------------------------------------
                                        ACM MUNICIPAL SECURITIES INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                            Standard      Principal
                                            & Poor's         Amount
                                           Rating(a)          (000)              Value
--------------------------------------------------------------------------------------
Minnesota-5.1%
Bass Brook Pollution Ctl Rev
  (Minnesota Pwr & Light Co) Ser 92
  6.00%, 7/01/22 .......................           A        $ 2,250        $ 2,309,783
Golden Valley
  (Covenant Retirement Cmntys)
  Ser 99A
  5.50%, 12/01/29 ......................          A-          3,750          3,718,050
Minnesota Agric & Econ Dev
  Hosp Rev
  (Fairview Health) Ser 00A
  6.375%, 11/15/29 .....................           A          5,000          5,389,650
                                                                           -----------
                                                                            11,417,483
                                                                           -----------
Mississippi-5.0%
Adams County Miss Environ Improv
  Rev (International Paper Co)
  AMT Ser 99A
  6.25%, 9/01/23 .......................         BBB          5,000          5,196,550
Gulfport Miss Hosp Fac Rev
  (Mem Hosp at Gulfport Proj)
  Ser 01A
  5.75%, 7/01/31(d) ....................          A2          4,000          4,020,240
Warren County Miss Environ Improv
  Rev (International Paper Co)
  AMT Ser 99A
  6.25%, 9/01/23 .......................         BBB          1,800          1,870,758
                                                                           -----------
                                                                            11,087,548
                                                                           -----------
New York-11.6%
Nassau County
  Tobacco Settlement Corp Ser 99
  6.60%, 7/15/39 .......................          A-          6,445          6,930,889
New York City
  Indl Dev Agy Rev
  Terminal One Group
  AMT Ser 94
  6.125%, 1/01/24 ......................          A-         10,600         10,818,572
New York City
  Indl Dev Agy Rev AMT
  British Airways Plc Ser 98
  5.25%, 12/01/32 ......................        BBB-         10,480          8,018,877
                                                                           -----------
                                                                            25,768,338
                                                                           -----------


--------------------------------------------------------------------------------
10 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                            Standard      Principal
                                            & Poor's         Amount
                                           Rating(a)          (000)              Value
--------------------------------------------------------------------------------------
Ohio-8.1%
Cuyahoga County
  Hosp Facs Rev Ser 00
  7.50%, 1/01/30 .......................         BBB        $ 4,250        $ 4,727,912
Ohio Hsg Fin Agy Mtg Rev
  (Residential Mortgage)
  Ser 97 AMT GNMA
  6.15%, 3/01/29(d) ....................         Aaa          8,700          9,094,110
Ohio State Wtr Dev Auth
  Solid Waste Disposal (North Star)
  Ser 95 AMT
  6.45%, 9/01/20 .......................           A          4,075          4,292,890
                                                                           -----------
                                                                            18,114,912
                                                                           -----------
Pennsylvania-6.2%
Pennsylvania Econ Dev Fin Agy
  Rev (Sun Company)
  AMT Ser 94A
  7.60%, 12/01/24 ......................         BBB          3,000          3,213,270
Pennsylvania Hsg Fin Agy
  SFMR (Mortgage Rev)
  AMT Ser 99-68A
  6.15%, 10/01/30 ......................         AA+          7,000          7,338,380
Philadelphia Hosp & Higher
  Ed Facs Rev Ser 93A
  (Temple Univ Hosp)
  6.625%, 11/15/23 .....................         BBB          3,250          3,304,243
                                                                           -----------
                                                                            13,855,893
                                                                           -----------
Rhode Island-2.3%
Rhode Island Hsg & Mtg
  Fin Corp SFMR (Homeowner Mtg)
  AMT Ser 91
  11.84%, 4/01/24(c) ...................         AA+          4,750          5,029,442
                                                                           -----------

Tennessee-5.0%
Educational Funding of South
  Tenn Educ Loan Rev
  Ser 97B AMT
  6.20%, 12/01/21(d) ...................         Aa2         10,600         11,158,302
                                                                           -----------


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                            Standard      Principal
                                            & Poor's         Amount
                                           Rating(a)          (000)              Value
--------------------------------------------------------------------------------------
Texas-7.6%
Alliance Arpt Auth
  Spl Facs Rev (American Airlines)
  AMT Ser 90
  7.50%, 12/01/29 ......................          BB        $ 2,795      $   2,709,054
Dallas-Fort Worth Intl Arpt Fac
  Improv Rev (American Airlines)
  AMT Ser 99
  6.375%, 5/01/35 ......................          BB         10,710          8,850,208
Lower Colorado Riv Auth
  Texas Pollution Ctl Rev
  (Samsung Austin Semiconductor)
  AMT Ser 00
  6.95%, 4/01/30 .......................        BBB-          5,000          5,290,150
                                                                         -------------
                                                                            16,849,412
                                                                         -------------
Washington-4.3%
Pilchuck Dev Pub Corp
  Spec Fac (BF Goodrich)
  AMT Ser 93
  6.00%, 8/01/23 .......................          A-          9,500          9,600,130
                                                                         -------------

West Virginia-3.5%
West Virginia Pkwys Econ
  Dev & Tourism Auth
  FGIC Ser 93
  9.10%, 5/16/19(c) ....................         AAA          7,100          7,678,721
                                                                         -------------

Total Investments-100.1%
  (Cost $210,988,470) ..................                                   222,440,427
Other assets less liabilities-(0.1%) ...                                      (239,327)
                                                                         -------------

Net Assets-100% ........................                                 $ 222,201,100
                                                                         =============

(a)   Unaudited.
(b)   Private Placement.
(c) Inverse Floater Security--Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
(d)   Moody's or Fitch Rating. (Unaudited.)

      Glossary of Terms:

      AMT - Alternative Minimum Tax
      FGIC - Financial Guaranty Insurance Company
      FNMA - Federal National Mortgage Association
      GNMA - Government National Mortgage Association
      MBIA - Municipal Bond Investors Assurance
      NR - Rating not applied for
      SFMR - Single Family Mortgage Revenue

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ACM MUNICIPAL SECURITIES INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2001

Assets
Investments in securities, at value (cost $210,988,470) .....     $ 222,440,427
Interest receivable .........................................         4,690,725
Receivable for investment securities sold ...................         2,991,835
                                                                  -------------
Total assets ................................................       230,122,987
                                                                  -------------
Liabilities
Due to custodian ............................................         2,995,351
Payable for investment securities purchased .................         3,957,560
Dividends payable ...........................................           791,957
Advisory fee payable ........................................            94,477
Administrative fee payable ..................................            34,098
Accrued expenses and other liabilities ......................            48,444
                                                                  -------------
Total liabilities ...........................................         7,921,887
                                                                  -------------
Net assets ..................................................     $ 222,201,100
                                                                  =============
Composition of Net Assets
Preferred Stock:
  $.01 par value per share; 3,600 shares Preferred Stock
  authorized, issued and outstanding at $25,000 per share
  liquidation preference ....................................     $  90,000,000
Common Stock:
  $.01 par value per share; 100,000,000 shares authorized,
  10,923,540 shares issued and outstanding ..................           109,235
Additional paid-in capital ..................................       148,296,078
Distributions in excess of net investment income ............          (667,252)
Accumulated net realized loss on investments ................       (26,988,918)
Net unrealized appreciation of investments ..................        11,451,957
                                                                  -------------
                                                                  $ 222,201,100
                                                                  =============
Net Asset Value Per Share of Common Stock--
  $132,201,100 ($222,201,100 less Preferred Stock at
  liquidation value of $90,000,000) divided by 10,923,540
  shares of Common Stock outstanding ........................     $       12.10
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2001

Investment Income
Interest .......................................                    $ 14,547,365
Expenses
Advisory fee ...................................     $1,103,513
Administrative fee .............................        331,054
Auction Agent fee ..............................        225,872
Custodian ......................................         98,952
Audit and legal ................................         80,901
Directors' fees ................................         37,710
Transfer agency ................................         32,226
Printing .......................................         29,685
Miscellaneous ..................................         59,679
                                                     ----------
Total expenses .................................                       1,999,592
                                                                    ------------
Net investment income ..........................                      12,547,773
                                                                    ------------
Realized and Unrealized Gain on
  Investments
Net realized gain on investment
  transactions ...................................                     4,149,285
Net change in unrealized appreciation/
  depreciation of investments ....................                       790,329
                                                                    ------------
Net gain of investments ........................                       4,939,614
                                                                    ------------
Net Increase in Net Assets from Operations .....                    $ 17,487,387
                                                                    ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM MUNICIPAL SECURITIES INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year Ended         Year Ended
                                                 October 31,        October 31,
                                                    2001               2000
                                               =============      =============
Increase (Decrease) in Net Assets from
Operations
Net investment income ....................     $  12,547,773      $  12,156,072
Net realized gain (loss) on investment
  transactions ...........................         4,149,285         (9,889,773)
Net change in unrealized
  appreciation/depreciation of
  investments ............................           790,329         11,654,720
                                               -------------      -------------
Net increase in net assets from operations        17,487,387         13,921,019
Dividends and Distributions to
Shareholders from:
Net investment income
  Common Stock ...........................        (9,597,636)        (8,445,094)
  Preferred Stock ........................        (2,950,137)        (3,710,978)
Distributions in excess of net investment
  income
  Common Stock ...........................          (667,252)          (974,350)
Capital Stock Transactions
Reinvestment of dividends resulting in the
  issuance of Common Stock ...............           786,965            501,540
                                               -------------      -------------
Total increase ...........................         5,059,327          1,292,137
Net Assets
Beginning of period ......................       217,141,773        215,849,636
                                               -------------      -------------
End of period ............................     $ 222,201,100      $ 217,141,773
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE A

Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are re-


--------------------------------------------------------------------------------
16 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

classified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), (formerly Alliance Fund Services, Inc.), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2001, there was no reimbursement paid to AGIS.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund. The Administrator has engaged Prudential Investments Fund Management LLC (the "Sub-Administrator") to act as Sub-Administrator. Effective November 1, 2001, the Sub-Administrator changed its name to Prudential Investments LLC. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $181,951,903 and $177,992,602, respectively, for the year ended October 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2001.

At October 31, 2001, the cost of investments for federal income tax purposes was $211,287,199. Accordingly, gross unrealized appreciation of investments was $14,390,032 and gross unrealized depreciation of investments was $3,236,804 resulting in net unrealized appreciation of $11,153,228.

NOTE D

Taxes

For federal income tax purposes at October 31, 2001, the Fund had a capital loss carry forward of $26,690,191; of which $9,919,727 expires in 2003, $6,475,518 expires in 2007 and $10,294,946 expires in the year 2008.

NOTE E

Capital Stock

Common Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At October 31, 2001, 10,923,540 shares were outstanding. During the year ended October 31, 2001, and the year ended October 31, 2000, the Fund issued 64,359 and 44,175 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C, with a liquidation value of $25,000 per share.

The dividend rate on Series A was 1.75%, effective through November 1, 2001. The dividend rate on Series B was 1.95%, effective through November 6, 2001. The dividend rate on Series C was 1.95%, effective through November 2, 2001.


--------------------------------------------------------------------------------
18 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                             Year Ended October 31,
                                      --------------------------------------------------------------------
                                          2001           2000           1999           1998           1997
                                      --------------------------------------------------------------------
Net asset value,
  beginning of period ...........     $  11.71       $  11.64       $  13.49       $  13.46       $  12.74
                                      --------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ...........         1.15           1.12           1.11           1.16           1.20
Net realized and unrealized
  gain (loss) on investment
  transactions ..................          .45            .16          (1.82)           .04            .72
                                      --------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ....................         1.60           1.28           (.71)          1.20           1.92
                                      --------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income:
  Paid to Common Stock
    shareholders ................         (.88)          (.78)          (.84)          (.86)          (.89)
  Common Stock equivalent
    of dividends paid to
    Preferred Stock
    shareholders ................         (.27)          (.34)          (.27)          (.29)          (.31)
Distributions in excess of net
  investment income:
  Paid to Common Stock
    shareholders ................         (.06)          (.09)          (.03)          (.02)            -0-
                                      --------------------------------------------------------------------
Total dividends and
  distributions .................        (1.21)         (1.21)         (1.14)         (1.17)         (1.20)
                                      --------------------------------------------------------------------
Net asset value,
  end of period .................     $  12.10       $  11.71       $  11.64       $  13.49       $  13.46
                                      ====================================================================
Market value, end of period .....     $  12.70       $  12.56       $  11.69       $  14.06       $  14.12
                                      ====================================================================
Total Investment Return
Total investment return
  based on:(a)
  Market value ..................         9.14%         16.16%        (11.14)%         6.19%         22.34%
  Net asset value ...............        11.59%          8.74%         (7.76)%         6.89%         13.24%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............     $222,201       $217,142       $215,850       $234,995       $233,641
Ratio of expenses to average
  net assets:(b)
  Based on Common Stock .........         1.53%          1.61%          1.45%          1.45%          1.55%
  Based on Common and
    Preferred Stocks ............          .91%           .93%           .88%           .89%           .94%
Ratio of net investment
  income to average net
  assets:(b)
  Based on Common
    Stock .......................         9.60%          9.92%          8.54%          8.58%          9.35%
  Based on Common and
    Preferred Stocks ............         5.69%          5.72%          5.21%          5.30%          5.64%
Portfolio turnover rate .........           82%           360%           292%            60%            90%

See footnote summary on page 20.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 19

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.
(b) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.


--------------------------------------------------------------------------------
20 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Municipal Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Municipal Securities Income Fund, Inc., including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Municipal Securities Income Fund, Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 7, 2001

FEDERAL TAX INFORMATION
(unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2001 was $12,852,126.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 21

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION
(Unaudited)

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
22 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) two additions to the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are, in addition to Susan P. Keenan, a Senior Vice President of the Fund, David Dowden, and Terrance Hults, each of whom is a Vice President of the Fund.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
24 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 25

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Common Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1)   Member of the Audit Committee


--------------------------------------------------------------------------------
26 o ACM MUNICIPAL SECURITIES INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                       ACM MUNICIPAL SECURITIES INCOME FUND o 27

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
28 o ACM MUNICIPAL SECURITIES INCOME FUND

ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, NY 10105

  Alliance Capital [LOGO](R)
  The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MSIAR1001